Exhibit 10.37
FOURTH AMENDMENT TO
PURCHASE AND SALE AGREEMENT
THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (the "Fourth Amendment"), dated as of February 25, 2014 (the "Fourth Amendment Effective Date"), is made by and between Highlands Lofts, LLC, a Missouri limited liability company ("Seller"), and KBS Legacy Partners Lofts LLC, a Delaware limited liability company ("Purchaser"), with reference to the following:
WHEREAS, KBS Purchaser and Seller are parties to that certain Purchase and Sale Agreement dated as of October 16, 2013, that certain First Amendment to Purchase and Sale Agreement dated as of October 28, 2013 (the "First Amendment"), that certain Second Amendment to Purchase and Sale Agreement dated as of November 14, 2013 and that certain Third Amendment to Purchase and Sale Agreement dated as of November 18, 2013 (collectively, the "Purchase Agreement");
WHEREAS, Seller and Purchaser have agreed to enter into this Fourth Amendment to set forth their agreement regarding the matters set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby agree to the following:
1.Terms. All initially capitalized terms which are used in this Fourth Amendment, but not otherwise defined herein, shall have the same meanings as ascribed thereto in the Purchase Agreement.
2.Escrow Holdback. Section 4 of the First Amendment is hereby deleted in its entirety.
3.Rent Adjustment. Seller and Purchaser hereby agree that the Rent Adjustment equals ONE HUNDRED SIXTY TWO THOUSAND ONE HUNDRED THREE DOLLARS ($162,103) resulting in a final Purchase Price of FORTY-ONE MILLION EIGHT HUNDRED THIRTY SEVEN THOUSAND EIGHT HUNDRED NINETY SEVEN DOLLARS ($41,837,897).
4.Purchase Agreement Ratified. In all other respects, except as otherwise provided by this Fourth Amendment, the undersigned hereby ratify and confirm the Purchase Agreement which remains in full force and effect.
5.Counterparts. This Fourth Amendment may be executed in counterparts, each of which shall be deemed an original and all of said counterparts shall constitute but one and the same instrument. Signatures delivered via facsimile or other electronic means shall be accepted as if original.
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IN WITNESS WHEREOF, the undersigned hereby execute this Fourth Amendment to be effective as of February 25, 2014.
PURCHASER:
KBS LEGACY PARTNERS LOFTS LLC, a Delaware limited liability company

By:	KBS Legacy Partners Properties LLC, a Delaware
limited liability company, its sole member

By:	KBS Legacy Partners Limited Partnership,
a Delaware limited liability company, its
sole member

By:	KBS Legacy Partners Apartment
REIT Inc., a Maryland corporation,
its sole general partner

By:	/s/ Guy K. Hays
Guy K. Hays
Executive Vice President

SELLER:
HIGHLANDS LOFTS, LLC
a Missouri limited liability company

By:	/s/ Steven A. Brown
Steven A. Brown, Authorized Manager

The undersigned Escrow Agent joins in the execution of this Fourth Amendment in order to acknowledge the terms hereof.
FIDELITY NATIONAL TITLE COMPANY

By:	/s/ Kim Azure

Name:	Kim Azure

Title:	Commercial Escrow Officer

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